MASTER CUSTODY AGREEMENT

                                   EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.

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INVESTMENT COMPANY               ORGANIZATION         SERIES --- (IF APPLICABLE)
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Franklin California Tax-Free     Delaware Statutory
Income Fund                      Trust

Franklin California Tax-Free     Delaware Statutory   Franklin California Insured Tax-Free
Trust                            Trust                Income Fund
                                                      Franklin California Intermediate-Term
                                                      Tax-Free
                                                       Income Fund
                                                      Franklin California Tax-Exempt Money Fund

Franklin Capital Growth Fund     Delaware Statutory
                                 Trust


Franklin Custodian Funds         Delaware Statutory   Franklin Dynatech Fund
                                 Trust                Franklin Growth Fund
                                                      Franklin Income Fund
                                                      Franklin U.S. Government Securities Fund
                                                      Franklin Utilities Fund


Franklin Federal Tax- Free       Delaware Statutory
Income Fund                      Trust

Franklin Floating Rate Master    Delaware Statutory   Franklin Floating Rate Master Series
Trust                            Trust

Franklin Global Trust           Delaware Statutory   Franklin Global Real Estate Fund
                                Trust                Franklin International Growth Fund
                                                     Franklin International Small Cap Growth
                                                     Fund
                                                     Franklin Large Cap Equity Fund
                                                     Franklin Templeton Emerging Market Debt
                                                      Opportunities Fund
                                                     Franklin Templeton High Income Fund

Franklin Gold and Precious      Delaware Statutory
Metals Fund                     Trust

Franklin High Income Trust      Delaware Statutory   Franklin High Income Fund
                                Trust
Franklin Investors Securities   Delaware Statutory   Franklin Adjustable U.S. Government
Trust                           Trust                Securities Fund
                                                     Franklin Balanced Fund
                                                     Franklin Convertible Securities Fund
                                                     Franklin Equity Income Fund
                                                     Franklin Floating Rate Daily Access Fund
                                                     Franklin Limited Maturity U.S. Govt
                                                     Securities Fund
                                                     Franklin Low Duration Total Return Fund
                                                     Franklin Real Return Fund
                                                     Franklin Total Return Fund

Franklin Managed Trust          Delaware Statutory   Franklin Rising Dividends Fund
                                Trust
Franklin Money Fund             Delaware Statutory
                                Trust

Franklin Municipal Securities   Delaware Statutory   Franklin California High Yield Municipal
Trust                           Trust                Fund
                                                     Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund     Maryland Corporation Mutual Beacon Fund
Inc.                                                 Mutual Discovery Fund
                                                     Mutual European Fund
                                                     Mutual Financial Services Fund
                                                     Mutual Qualified Fund
                                                     Mutual Shares Fund

Franklin New York Tax-Free      Delaware Statutory
Income Fund                     Trust

Franklin New York Tax-Free      Delaware Statutory   Franklin New York Insured Tax-Free
Trust                           Trust                Income Fund
                                                     Franklin New York Intermediate-Term
                                                     Tax-Free Income
                                                      Fund
                                                     Franklin New York Tax-Exempt Money Fund

Franklin Real Estate            Delaware Statutory   Franklin Real Estate Securities Fund
Securities Trust                Trust
Franklin Strategic Mortgage     Delaware Statutory
Portfolio                       Trust

Franklin Strategic Series       Delaware Statutory   Franklin Biotechnology Discovery Fund
                                Trust                Franklin Flex Cap Growth Fund
                                                     Franklin Focused Core Equity Fund
                                                     Franklin Growth Opportunities Fund
                                                     Franklin Natural Resources Fund
                                                     Franklin Small Cap Growth Fund
                                                     Franklin Small-Mid Cap Growth Fund
                                                     Franklin Strategic Income Fund

Franklin Tax-Exempt Money Fund  Delaware Statutory
                                Trust

Franklin Tax-Free Trust         Delaware Statutory   Franklin Alabama Tax-Free Income Fund
                                Trust                Franklin Arizona Tax-Free Income Fund
                                                     Franklin Colorado Tax-Free Income Fund
                                                     Franklin Connecticut Tax-Free Income Fund
                                                     Franklin Double Tax-Free Income Fund
                                                     Franklin Federal Intermediate-Term
                                                     Tax-Free
                                                      Income Fund
                                                     Franklin Federal Limited-Term Tax-Free
                                                     Income Fund
                                                     Franklin Florida Tax-Free Income Fund
                                                     Franklin Georgia Tax-Free Income Fund
                                                     Franklin High Yield Tax-Free Income Fund
                                                     Franklin Insured Tax-Free Income Fund
                                                     Franklin Kentucky Tax-Free Income Fund
                                                     Franklin Louisiana Tax-Free Income Fund
                                                     Franklin Maryland Tax-Free Income Fund
                                                     Franklin Massachusetts Insured Tax-Free
                                                     Income Fund
                                                     Franklin Michigan Insured Tax-Free
                                                     Income Fund
                                                     Franklin Minnesota Insured Tax-Free
                                                     Income Fund
                                                     Franklin Missouri Tax-Free Income Fund
                                                     Franklin New Jersey Tax-Free Income Fund
                                                     Franklin North Carolina Tax-Free Income
                                                     Fund
                                                     Franklin Ohio Insured Tax-Free Income
                                                     Fund
                                                     Franklin Oregon Tax-Free Income Fund
                                                     Franklin Pennsylvania Tax-Free Income
                                                     Fund
                                                     Franklin Virginia Tax-Free Income Fund

Franklin Templeton Fund         Delaware Statutory   Franklin Templeton Conservative Target
Allocator Series                Trust                Fund
                                                     Franklin Templeton Corefolio Allocation
                                                     Fund
                                                     Franklin Templeton Founding Funds
                                                     Allocation Fund
                                                     Franklin Templeton Growth Target Fund
                                                     Franklin Templeton Moderate Target Fund
                                                     Franklin Templeton Perspectives
                                                     Allocation Fund
                                                     Franklin Templeton 2015 Retirement
                                                     Target Fund
                                                     Franklin Templeton 2025 Retirement
                                                     Target Fund
                                                     Franklin Templeton 2035 Retirement
                                                     Target Fund
                                                     Franklin Templeton 2045 Retirement
                                                     Target Fund

Franklin Templeton              Delaware Statutory   Franklin India Growth Fund
International Trust             Trust

Franklin Templeton Money Fund   Delaware Statutory   Franklin Templeton Money Fund
Trust                           Trust
Franklin Templeton Variable     Delaware Statutory   Franklin Flex Cap Growth Securities Fund
Insurance Products Trust        Trust                Franklin Global Communications
                                                     Securities Fund
                                                     Franklin Global Real Estate Securities
                                                     Fund
                                                     Franklin Growth and Income Securities
                                                     Fund
                                                     Franklin High Income Securities Fund
                                                     Franklin Income Securities Fund
                                                     Franklin Large Cap Growth Securities Fund
                                                     Franklin Large Cap Value Securities Fund
                                                     Franklin Money Market Fund
                                                     Franklin Rising Dividends Securities Fund
                                                     Franklin Small-Mid Cap Growth Securities
                                                     Fund
                                                     Franklin Small Cap Value Securities Fund
                                                     Franklin Strategic Income Securities Fund
                                                     Franklin Templeton VIP Founding Funds
                                                      Allocation Fund
                                                     Franklin U.S. Government Fund
                                                     Franklin Zero Coupon Fund - 2010


Franklin Templeton Variable                          Mutual Discovery Securities Fund
Insurance Products Trust                             Mutual Shares Securities Fund
                                                     Templeton Global Income Securities Fund

Franklin Value Investors Trust  Massachusetts        Franklin All Cap Value Fund
                                Business Trust       Franklin Balance Sheet Investment Fund
                                                     Franklin Large Cap Value Fund
                                                     Franklin MicroCap Value Fund
                                                     Franklin MidCap Value Fund
                                                     Franklin Small Cap Value Fund


Institutional Fiduciary Trust   Delaware Statutory   Franklin Cash Reserves Fund
                                Trust                Money Market Portfolio

The Money Market Portfolios     Delaware Statutory   The Money Market Portfolio
                                Trust
Templeton Global Investment     Delaware Statutory   Templeton Income Fund
Trust                           Trust

Templeton Income Trust          Delaware Statutory   Templeton International Bond Fund
                                Trust
CLOSED END FUNDS:

Franklin Mutual Recovery Fund   Delaware Statutory
                                Trust

Franklin Templeton Limited      Delaware Statutory
Duration Income Trust           Trust

Franklin Universal Trust        Massachusetts
                                Business Trust
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REVISED 2/11/09